FLEXSHARES TRUST

FlexShares® Quality Dividend Index Fund

FlexShares® Quality Dividend Defensive Index Fund

FlexShares® Quality Dividend Dynamic Index Fund

SUPPLEMENT DATED APRIL 30, 2020 TO THE

PROSPECTUS DATED MARCH 1, 2020 (AS REVISED MARCH 12, 2020) AND

STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2020, EACH AS

SUPPLEMENTED

Effective immediately, the standard creation/redemption transaction fee is $350 per order for each of the FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund and FlexShares® Quality Dividend Dynamic Index Fund (each, a "Fund"). All references to a standard creation/redemption transaction fee of $750 per order for each Fund in the Prospectus and Statement of Additional Information are deleted and replaced with a standard creation/redemption transaction fee of $350 per order.

Please retain this Supplement with your Prospectus and Statement of Additional Information for future reference.